NEWS RELEASE FOR IMMEDIATE RELEASE DATE: March 30, 2020 CONTACT: Dan Lombardo, InvenTrust Properties Corp. 630-570-0605 or dan.lombardo@inventrustproperties.com InvenTrust Appoints Mike Phillips to Senior Vice President and Chief Accounting Officer DOWNERS GROVE, III – March 30, 2020 – InvenTrust Properties Corp. (“InvenTrust” or the “Company”) today announced that Mike Phillips, CPA, has been appointed Senior Vice President and Chief Accounting Officer, effective April 10, 2020. Mr. Phillips will maintain his position as controller and his appointment to CAO follows Adam Jaworski’s resignation from the Company. “We are pleased to announce the promotion of Mike to the InvenTrust leadership team,” said Daniel J. Busch, Executive Vice President and CFO of InvenTrust. “Mike brings an in-depth knowledge of the business after more than a decade of service with the Company. In addition, his significant real estate experience, accounting and SEC financial reporting expertise make us confident that he will continue to build on the strong accounting and reporting platform Mr. Jaworski developed during his time at InvenTrust.” “I am excited about the opportunity to serve the Company in this new role,” said Mr. Phillips. “I look forward to working alongside the talented leadership team to help build on InvenTrust’s momentum and achieve the Company’s financial objectives.” Mr. Busch continued, “On behalf of the leadership team, I want to thank Adam for his significant contributions to the Company. We wish him the very best in his future endeavors.” “I have enjoyed working with a great team at InvenTrust over the past three-plus years,” said Mr. Jaworski. “I wish InvenTrust success in the future, especially during this time of great uncertainty.” About Mike Phillips, CPA Mr. Phillips will maintain his role as InvenTrust’s Controller. He has been with InvenTrust from 2009, serving in various senior financial and accounting roles such as Senior Accounting Manager for Financial Reporting and Director for Internal Reporting. Prior to joining the

Company, Mr. Phillips worked at Pasquinelli Homebuilding for five years, serving as Manager of Finance from 2008 to 2009. He graduated from The University of Iowa Tippie College of Business with a Bachelor of Business Administration in Finance and received a Master of Science in Real Estate from Roosevelt University. Mr. Phillips is a licensed certified public accountant in the State of Illinois. About InvenTrust Properties Corp. InvenTrust Properties Corp. is a premier multi-tenant retail REIT that owns, leases, redevelops, acquires and manages grocery anchored neighborhood centers, and select power centers that often have a grocery component, in Sun Belt markets with favorable demographics. We seek to continue to execute our strategy to enhance our multi-tenant retail platform by further investing in grocery-anchored centers with essential retail in our current markets, while exhibiting focused and disciplined capital allocation. InvenTrust became a self-managed REIT in 2014 and a Global Real Estate Sustainability Benchmark ("GRESB") member in 2018. As of December 31, 2019, the company is an owner and manager of 65 retail properties, representing 10.9 million square feet of retail space. Forward-Looking Statements Disclaimer Forward-Looking Statements in this press release, which are not historical facts, are forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see our filings with the securities and Exchange Commission (“SEC”), including the Risk Factors included in our most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor there be any sale of securities referred to in this letter, in any jurisdiction in which any such offer, solicitation or sale is not permitted.